This document is a copy of the Form 8-K
           pursuant to a rule 201 temporary hardship exemption

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC 20549



                               FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

Date  of Report (Date of earliest event reported): December 23, 1997



                   ERP OPERATING LIMITED PARTNERSHIP
         (Exact Name of Registrant as Specified in Charter)



MARYLAND                      0-24920                  36-3894853
(State or other         (Commission File Number)   (IRS  Employer
Jurisdiction of      		                           Identification No.)
Incorporation)

       TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS 60606
            (Address of Principal Executive Office)   (Zip Code)


    Registrant's telephone number, including area code:  (312) 474-1300



                        NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    On  December  23,  1997,  32  limited partners of Evans
Withycombe   Residential,   L.P.,   a   Delaware    limited
partnership   ("EWRLP"),  who  collectively  own  99.3%  or
24,811,438 of the  24,978,056  units of limited partnership
interest  in  EWRLP  ("EWRLP  Units")   outstanding  as  of
December 23, 1997 consented to: (a) the contribution of all
of  the  assets (subject to its liabilities)  of  EWRLP  in
exchange for  units  of limited partnership interest in ERP
Operating   Limited  Partnership,   an   Illinois   limited
partnership ("ERP"), (the "Asset Contribution") pursuant to
that certain  Asset Contribution Agreement dated August 27,
1997, by and between ERP and EWRLP (the "Asset Contribution
Agreement"); (b)  an  amendment  to  the  EWRLP Partnership
Agreement  dated  August  14, 1997 (the "EWRLP  Partnership
Agreement"), which among other  things,  (i)  allows Equity
Residential   Properties  Trust,  a  Maryland  real  estate
investment trust ("EQR") and ERP to serve as co-general partners of EWRLP, (ii) reduces each outstanding EWRLP Unit equal to the number of EWRLP Units so exchanged multiplied by 0.5, (iii) eliminates certain restrictions that the EWRLP Partnership Agreement would place upon EQR and ERP as co-general partners of EWRLP, (iv) permits the Asset
Contribution, (v) permits the liquidation of EWRLP upon the terms contained in the Asset Contribution Agreement and
(vi) ratifies the revocation of an amendment adopted on June 18, 1997, by Evans Withycombe Residential, Inc., a
Maryland real estate investment trust, in its then capacity as general partner of EWRLP, to Section 11.2 of the EWRLP
Partnership Agreement.

    Also  on  such  date,  31  limited  partners  of  EWRLP
contributed an aggregate of 4,234,218 EWRLP Units to ERP in
exchange  for an aggregate of  2,117,109 units  of  limited
partnership  interests of ERP.  In addition, Section 9.6 of
the  Fourth Amended  and  Restated  Agreement  of  ERP  was
amended  to permit EQR and ERP to serve as general partners
of EWRLP.   As  a  result of the foregoing transactions and
the  merger  of  Evans   Withycombe  Residential,  Inc.,  a
Maryland real estate investment  trust,  into  EQR, EQR and
ERP   own  80.0%  and  19.3%  of  the  outstanding  limited
partnership     interests     of    EWRLP,    respectively.
Additionally, EQR and ERP each own 50.0% of the general partnership interests of EWRLP.

ITEM 7. FINANCIAL    INFORMATION,   PRO   FORMA   FINANCIAL
INFORMATION AND EXHIBITS.

    (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        Incorporated  by   reference   to   ERP's   Consent
        Solicitation/Prospectus/Information Statement dated
        November   24,   1997   which  was  part  of  ERP's
        registration statement on  Form  S-4 (SEC File 333-
        36053).

    (B) PRO FORMA FINANCIAL INFORMATION

        Not   applicable   as   the   pro  forma  financial
        statements have been previously reported.

    (C) EXHIBITS

    2.1 Asset  Contribution  Agreement,  dated  August  27,
        1997,   by   and  between  ERP  Operating   Limited
        Partnership and  Evans Withycombe Residential, L.P.
        (incorporated by reference  to  Appendix A of ERP's
        Consent         Solicitation/Prospectus/Information
        Statement dated November  24,  1997 relating to the
        consent  solicitation of EWRLP's  limited  partners
        and the information  statement  furnished  to ERP's
        limited   partners   which   was   part   of  ERP's
        registration  statement  on Form S-4 (SEC File  No.
        333-36053).

    4.1 Amendment No. 1 to Amended  and  Restated Agreement
        of   Limited   Partnership   of   Evans  Withycombe
        Residential, L.P. dated December 23, 1997, by and among Equity Residential Properties Trust, ERP
        Operating  Limited  Partnership,  Evans  Withycombe
        Residential, Inc. and Evans Withycombe Residential,
        L.P.

    4.2 Amendment  to Fourth Amended and Restated Agreement
        of Limited Partnership  for  ERP  Operating Limited
        Partnership,  dated  December  23,  1997,   by  and
        between Equity Residential Properties Trust and ERP
        Operating Limited Partnership.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ERP OPERATING LIMITED PARTNERSHIP


                                          By:  EQUITY RESIDENTIAL PROPERTIES
                                          TRUST, its General Partner


                                          By:  /s/ Shelley L. Dunck
                                          Shelley L. Dunck, Vice President


       Dated: December 23, 1997

                           EXHIBIT INDEX

     EXHIBIT
     NUMBER    EXHIBIT

     2.1 Asset Contribution Agreement, dated August 27, 1997, by and between ERP Operating Limited Partnership and Evans Withycombe Residential, L.P. (incorporated by reference to
               Appendix          A         of         ERP's         Consent
               Solicitation/Prospectus/Information Statement dated November 24, 1997 relating to the consent solicitation of EWRLP's limited partners and the information statement furnished to ERP's limited partners which was part of ERP's registration statement on Form S-4 (SEC File No. 333-36053).

     4.1 Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Evans Withycombe Residential, L.P. dated December 23, 1997, by and among Equity Residential Properties Trust, ERP Operating Limited Partnership, Evans Withycombe Residential, Inc. and Evans Withycombe Residential, L.P.

     4.2 Amendment to Fourth Amended and Restated Agreement of Limited Partnership for ERP Operating Limited Partnership, dated December 23, 1997, by and between Equity Residential Properties Trust and ERP Operating Limited Partnership.